UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 16, 1996


                   Sears Credit Account Trust 1991 D
              (Exact name of registrant as specified in charter)


Illinois                33-42664-01            Not Applicable
(State of               (Commission            (IRS Employer
Organization)           File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code: (302) 888-3176


Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events

     On September 16, 1996, Registrant made available its final Monthly Investor Certificateholders' Statement set forth as Exhibit 21.
Accordingly, the Trust will terminate after such final payment and no further Monthly Investor Certificateholders' Statements will be forwarded to Investor Certificateholders.


Item 7.   Financial Statements and Exhibits

  21. Monthly Investor Certificateholders' Statement related to the distribution of September 16, 1996 and reflecting the performance of the Trust during the Due
          Period ended in August 1996, which will accompany the distribution on September 16, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Sears Credit Account Trust 1991 D
                                   (Registrant)


                    By:  Sears Receivables Financing Group, Inc.
                              (Originator of the Trust)


                    By:  /S/Gary D. Farrar
                         Gary D. Farrar
                         Vice President, Administration


Date:September 16, 1996
                                 EXHIBIT INDEX




Exhibit No.


     21.  Monthly Investor Certificateholders' Statement -
          (September 16, 1996).